FOURTH AMENDMENT TO SERVICES AGREEMENT

THIS FOURTH AMENDMENT TO SERVICES AGREEMENT (this “Amendment”) is entered into as of January 25, 2019, to be effective as of February 1, 2019 by and between NCP FINANCE OHIO, LLC, an Ohio limited liability company (“Lender”), and ELEVATE CREDIT SERVICE, LLC, a Delaware limited liability company (the “Provider”), under the following circumstances:

WHEREAS, Lender and the Provider are parties to the Services Agreement dated as of July 15, 2015, as amended by the Amendment to Services Agreement dated as of November 22, 2016, the Second Amendment to Services Agreement dated effective as of October 1, 2017, and the Third Amendment to Services Agreement dated effective April 1, 2018 (the “Original Agreement”).

WHEREAS, the Provider is an affiliate to Rise Credit Service of Ohio, LLC, a Texas limited liability company (“Rise Ohio”), and Rise Credit Service of Texas, LLC, a Texas limited liability company (“Rise Texas”).

WHEREAS, NCP Finance Limited Partnership, an Ohio limited partnership (“NCP Texas”), is an affiliate to Lender.

WHEREAS, the parties desire to amend certain provisions of the Original Agreement in accordance herewith.

NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, NCP and the Provider agree as follows:

1.Any capitalized words used in this Amendment but not defined shall have the meanings as set forth in the Original Agreement.

2.Lender will pay to Provider a one-time payment of $[****] for marketing services rendered from January 1, 2019 to March 31, 2019 within 10 business days following March 31, 2019.

3.Section 2 of the Original Agreement is hereby amended and restated in its entirety as follows:

Section 2. Compensation. The Lender shall pay the Provider for the Services on a monthly basis equal to $[****] per loan outstanding at the end of each calendar month (the “Fee”). The Lender shall pay the Fee not later than the 10th day following receipt of the invoice. Any such invoices shall be supported by appropriate documentation.

4.This Amendment may be executed in any number of counterparts, each when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Any signature page to this Amendment containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.Except as modified by this Amendment, the Original Agreement remains in full force and effect and has not otherwise been altered, revised or modified and is hereby ratified and confirmed in all respects.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

NCP FINANCE OHIO, LLC

By: /s/ Christopher Henn
Its: CFO

ELEVATE CREDIT SERVICE, LLC

By: /s/ Jason Harvison
Its: COO

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.